UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 27, 2012

Bridge Capital Holdings

(Exact name of registrant as specified in its charter)

California	000-50974	80-0123855
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

55 Almaden Boulevard, Suite 200
San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 423-8500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 27, 2012, the registrant announced that it has appointed Thomas A. Sa to the Boards of Directors of Bridge Capital Holdings and its subsidiary Bridge Bank, National Association.

The registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c)	The exhibit list required by this Item is incorporated by reference to the exhibit index filed as part of this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2012	Bridge Capital Holdings

	By:	/s/Debra J. Bradford
Debra J. Bradford
Corporate Secretary

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EXHIBIT INDEX

99.1	Press release dated September 27, 2012 announcing the appointment of Thomas A. Sa to the Boards of Directors of Bridge Capital Holdings and its subsidiary Bridge Bank, National Association.

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